EXHIBIT 99.1

PRA Reports First Quarter 2013 Results

NORFOLK, Va., April 30, 2013 (GLOBE NEWSWIRE) -- Portfolio Recovery Associates, Inc. (PRA), a financial and business services company operating in the U.S. and U.K., today reported its first quarter 2013 financial results.

First Quarter Highlights

  Cash collections of $275.5 million, up 26% from the first quarter of 2012
  Revenues of $169.6 million, up 21%
  Net income attributable to PRA of $38.6 million, up 52%
  $2.26 diluted EPS, compared with $1.47 a year ago
  21.1% return on average equity, annualized
  $214.9 million of portfolio purchases, including $126.9 million of U.S. core customer accounts and $1.4 million of U.K. core customer accounts, plus $86.6 million in U.S. bankruptcy court claims.

"PRA began 2013 the same way we ended 2012, reporting record, year-over-year results," said Steve Fredrickson, chairman, president and chief executive officer, PRA.

"This quarter we produced across the board growth in cash collections, revenue and net income, which again drove return on average equity over our target of 20%. Our investment in new U.S. and U.K. portfolios of consumer debt surpassed even our extraordinary Q4 2012 level of acquisitions. PRA has now acquired $414 million in new accounts during the last six months that will drive revenue and income for years to come," Fredrickson said.

REVENUES

  Revenues were $169.6 million for the quarter, up 21% from a year ago, and were comprised of $154.8 million in net finance receivable income and $14.8 million in fee income.

Finance Receivables Income and Cash Collections

  Finance receivables income increased 25% to $154.8 million in Q1 2013 from $124.2 million in the year-ago period. Cash collections from finance receivables increased 26% over Q1 2012 to $275.5 million, and were comprised of bankruptcy court trustee payments of $109.2 million, $89.0 million in call center and other collections, and $77.2 million in legal collections from customers with an ability to pay their debt, but who refuse attempts to collect.
Cash Collection Source ($ in thousands)	Q12013	Q42012	Q32012	Q22012	Q12012
Call Center & Other Collections	$ 89,037	$ 72,624	$ 72,394	$ 73,582	$ 79,805
External Legal Collections	47,910	41,521	39,913	41,464	34,852
Internal Legal Collections	29,283	23,968	25,650	25,361	23,345
Bankruptcy Court Trustee Collections	109,233	91,098	91,095	92,018	79,994
Total Cash Collections	$ 275,463	$ 229,211	$ 229,052	$ 232,425	$ 217,996
  In Q1 2013, principal amortization of finance receivables was $120.7 million, or 43.8% of cash collections. This compares with $93.8 million, or 43.0% of cash collections, recorded in the year-earlier quarter. Principal amortization includes net allowance charges of $2.2 million recorded against certain pools of finance receivables in the quarter, compared with $0.5 million recorded in Q1 2012.

Fee Income

  Results from PRA's fee-based businesses were in line with expectations, generating $14.8 million in fee income in Q1 2013. PRA now owns 81% of Claims Compensation Bureau (CCB), having closed on the purchase of an additional 19% interest during the first quarter.  CCB continues to expect substantially higher fee income in 2013 compared to 2012, with a single large case anticipated to generate approximately $6 million or more in fees to PRA during the second or third quarter of the year.

OPERATING EXPENSES AND OPERATING INCOME

  Q1 2013 operating expenses were $103.7 million, up $7.9 million or 8% from the year-earlier quarter. The increase was due in large part to costs associated with business growth. PRA anticipates legal collection court fees and document expenses will be approximately $23 million in Q2 2013.

  Q1 2013 operating income was $65.9 million, compared with $44.4 million in Q1 2012, an increase of 48%. The operating margin increased from 31.7% to 38.9%.

PORTFOLIO PURCHASING

  In Q1 2013, PRA invested $214.9 million in portfolio purchases from U.S and U.K. creditors, compared with $111.4 million in Q1 2012. Receivables purchased during the recently completed quarter were acquired in 91 portfolios from 13 different sellers.

Finance Receivables Portfolio Acquisitions ($ in thousands)	Q12013	Q42012	Q32012	Q22012	Q12012
Core Customer Debt	$ 128,338	$ 88,107	$ 61,684	$ 71,599	$ 54,525
Bankruptcy Court Claims, U.S.	86,595	111,001	41,277	53,460	56,892
Total Portfolio Acquisitions	$ 214,933	$ 199,108	$ 102,961	$ 125,059	$ 111,417

BALANCE SHEET

  Cash balances were $39.1 million at March 31, 2013, compared with $32.7 million at December 31, 2012 and $28.1 million at March 31, 2012.

  Borrowings totaled $371.2 million at March 31, 2013, and consisted of $199.2 million in long-term debt and $172.0 million in revolving credit. Total borrowings were $327.5 million at December 31, 2012 and $265.9 million at March 31, 2012.

  Net deferred tax liabilities were $185.8 million at March 31, 2013, compared with $185.3 million at December 31, 2012 and $194.3 million at March 31, 2012.

  Stockholders' equity increased from $708.4 million at year-end 2012 to $751.0 million at March 31, 2013. Stockholders' equity was $620.7 million at March 31, 2012.

Conference Call Information

PRA will hold a conference call today with investors at 5:30 p.m. ET to discuss its Q1 2013 results. Investors may access the call by calling 888-695-7639 in the U.S. or 970-315-0482 outside the U.S. The conference ID is 35708302. A replay will be available approximately one hour after the call ends and will remain available until May 7, 2013. Investors may access the replay of the call by calling 855-859-2056 in the U.S. or 404-537-3406 outside the U.S. To access the replay, use the conference ID 35708302. Investors also may listen to the conference call via webcast, both live and archived, at http://ir.PortfolioRecovery.com/events.cfm.

About PRA

As a leader in the U.S. debt buying industry, Portfolio Recovery Associates, Inc. (Nasdaq:PRAA) returns capital to banks and other creditors that helps expand financial services for consumers. PRA collaborates with its customers to create affordable, realistic debt repayment plans. The company also provides a broad range of fee-based services to local governments and law enforcement, U.S. businesses, institutional investors, global hedge funds, and U.K. banks and creditors.

PRA has been annually ranked as one of Forbes' 100 Best Small Companies in America since 2007, advancing to the Top 25 in 2012. The company also was recognized last year as one of Fortune's 100 Fastest-Growing Companies in the U.S.  For more information, visit www.PortfolioRecovery.com.

About Forward-Looking Statements

Statements herein which are not historical, including Portfolio Recovery Associates' or management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to Portfolio Recovery Associates' presentations and web casts.   The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of the Company's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us.  Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the Securities and Exchange Commission and available through the Company's website, which contain a more detailed discussion of the Company's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2013	2012

Revenues:
Income recognized on finance receivables, net	$ 154,791	$ 124,226
Fee income	14,768	15,920

Total revenues	169,559	140,146

Operating expenses:
Compensation and employee services	44,997	39,694
Legal collection fees	10,529	7,617
Legal collection costs	20,501	23,669
Agent fees	1,609	1,627
Outside fees and services	7,447	5,860
Communications	8,961	8,253
Rent and occupancy	1,687	1,611
Depreciation and amortization	3,366	3,656
Other operating expenses	4,575	3,738

Total operating expenses	103,672	95,725

Income from operations	65,887	44,421

Other income and (expense):
Interest income	--	1
Interest expense	(2,689)	(2,653)

Income before income taxes	63,198	41,769

Provision for income taxes	24,681	16,580

Net income	$ 38,517	$ 25,189

Adjustment for net loss attributable to redeemable noncontrolling interest	83	273

Net income attributable to Portfolio Recovery Associates, Inc.	$ 38,600	$ 25,462

Net income per common share attributable to Portfolio Recovery Associates, Inc.:
Basic	$ 2.28	$ 1.48
Diluted	$ 2.26	$ 1.47

Weighted average number of shares outstanding:
Basic	16,934	17,196
Diluted	17,091	17,267

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31,	December 31,
ASSETS	2013	2012

Cash and cash equivalents	$ 39,111	$ 32,687
Finance receivables, net	1,169,747	1,078,951
Accounts receivable, net	9,234	10,486
Property and equipment, net	25,470	25,312
Goodwill	106,912	109,488
Intangible assets, net	18,550	20,364
Other assets	13,715	11,668

Total assets	$ 1,382,739	$ 1,288,956

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$ 12,590	$ 12,155
Accrued expenses and other liabilities	20,283	18,953
Income taxes payable	22,349	3,125
Accrued payroll and bonuses	9,260	12,804
Net deferred tax liability	185,772	185,277
Line of credit	172,000	127,000
Long-term debt	199,159	200,542

Total liabilities	621,413	559,856

Redeemable noncontrolling Interest	10,336	20,673

Stockholders' equity:
Preferred stock, par value $0.01, authorized shares, 2,000, issued and outstanding shares - 0	--	--
Common stock, par value $0.01, 60,000 authorized shares, 16,959 issued and outstanding shares at March 31, 2013, and 16,909 issued and outstanding shares at December 31, 2012	170	169
Additional paid-in capital	159,596	151,216
Retained earnings	592,791	554,191
Accumulated other comprehensive (loss)/income	(1,567)	2,851
Total stockholders' equity	750,990	708,427

Total liabilities and equity	$ 1,382,739	$ 1,288,956

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Statements of Cash Flows
(in thousands)

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2013	2012
Cash flows from operating activities:
Net income	$ 38,517	$ 25,189
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of share-based compensation	2,983	2,347
Depreciation and amortization	3,366	3,656
Deferred tax expense	529	403
Changes in operating assets and liabilities:
Other assets	(2,070)	711
Accounts receivable	1,149	2,922
Accounts payable	588	(3,687)
Income taxes	19,088	1,118
Accrued expenses	(2,503)	(3,419)
Accrued payroll and bonuses	(3,537)	(9,181)

Net cash provided by operating activities	58,110	20,059

Cash flows from investing activities:
Purchases of property and equipment	(2,463)	(1,152)
Acquisition of finance receivables, net of buybacks	(212,389)	(108,176)
Collections applied to principal on finance receivables	120,671	93,770
Business acquisitions, net of cash acquired	--	(48,653)

Net cash used in investing activities	(94,181)	(64,211)

Cash flows from financing activities:
Income tax benefit from share-based compensation	2,207	1,440
Proceeds from line of credit	95,000	95,000
Principal payments on line of credit	(50,000)	(50,000)
Repurchases of common stock	(1,912)	(2,081)
Purchase of portion of noncontrolling interest	(1,150)	--
Distributions paid to noncontrolling interest	(51)	--
Principal payments on long-term debt	(1,384)	(310)

Net cash provided by financing activities	42,710	44,049

Effect of exchange rate on cash	(215)	1,474

Net increase in cash and cash equivalents	6,424	1,371

Cash and cash equivalents, beginning of year	32,687	26,697

Cash and cash equivalents, end of period	$ 39,111	$ 28,068

Supplemental disclosure of cash flow information:
Cash paid for interest	$ 2,656	$ 2,557
Cash paid for income taxes	2,866	12,497

Noncash investing and financing activities:
Adjustment of the noncontrolling interest measurement amount	$ (60)	$ (1,225)
Distributions payable relating to noncontrolling interest	2	--
Employee stock relinquished for payment of taxes	(4,002)	(2,066)

Purchase Price Multiples at March 31, 2013, Entire Domestic Portfolio
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,228	$ --	$ 10,189	$ 39	332%
1997	7,685	25,569	--	25,447	122	333%
1998	11,089	37,600	--	37,224	376	339%
1999	18,898	69,926	--	69,012	914	370%
2000	25,020	118,185	--	115,739	2,446	472%
2001	33,481	178,140	--	174,230	3,910	532%
2002	42,325	202,393	--	196,092	6,301	478%
2003	61,448	272,718	--	261,489	11,229	444%
2004	59,176	206,023	--	195,148	10,875	348%
2005	143,168	317,055	7,470	304,195	12,860	221%
2006	107,673	215,887	7,665	202,391	13,496	201%
2007	258,397	509,239	27,384	458,571	50,668	197%
2008	275,157	521,136	44,184	444,740	76,396	189%
2009	281,443	860,202	62,846	638,313	221,889	306%
2010	358,122	968,637	121,384	594,480	374,157	270%
2011	394,145	900,943	226,888	380,980	519,963	229%
2012	515,690	935,365	450,434	144,714	790,651	181%
2013	213,740	386,529	209,537	10,656	375,873	181%
Total	$ 2,809,737	$ 6,735,775	$ 1,157,792	$ 4,263,610	$ 2,472,165	240%

Purchase Price Multiples at March 31, 2013, Purchased Bankruptcy Portfolio - Domestic
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996-2003	$ --	$ --	$ --	$ --	$ --	0%
2004	7,468	14,497	--	14,422	75	194%
2005	29,301	43,631	53	43,524	107	149%
2006	17,630	31,623	103	31,280	343	179%
2007	78,544	104,998	430	103,337	1,661	134%
2008	108,604	170,787	10,837	157,158	13,629	157%
2009	156,050	448,290	37,568	332,950	115,340	287%
2010	209,215	486,660	77,060	299,758	186,902	233%
2011	182,133	290,759	128,778	100,400	190,359	160%
2012	256,209	345,435	233,316	42,118	303,317	135%
2013	86,595	118,629	82,732	5,842	112,787	137%
Total	$ 1,131,749	$ 2,055,309	$ 570,877	$ 1,130,789	$ 924,520	182%

Purchase Price Multiples at March 31, 2013, Core Portfolio - Domestic
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,228	$ --	$ 10,189	$ 39	332%
1997	7,685	25,569	--	25,447	122	333%
1998	11,089	37,600	--	37,224	376	339%
1999	18,898	69,926	--	69,012	914	370%
2000	25,020	118,185	--	115,739	2,446	472%
2001	33,481	178,140	--	174,230	3,910	532%
2002	42,325	202,393	--	196,092	6,301	478%
2003	61,448	272,718	--	261,489	11,229	444%
2004	51,708	191,526	--	180,726	10,800	370%
2005	113,867	273,424	7,417	260,671	12,753	240%
2006	90,043	184,264	7,562	171,111	13,153	205%
2007	179,853	404,241	26,954	355,234	49,007	225%
2008	166,553	350,349	33,347	287,582	62,767	210%
2009	125,393	411,912	25,278	305,363	106,549	328%
2010	148,907	481,977	44,324	294,722	187,255	324%
2011	212,012	610,184	98,110	280,580	329,604	288%
2012	259,481	589,930	217,118	102,596	487,334	227%
2013	127,145	267,900	126,805	4,814	263,086	211%
Total	$ 1,677,988	$ 4,680,466	$ 586,915	$ 3,132,821	$ 1,547,645	279%

FINANCIAL HIGHLIGHTS
	Three Months Ended
	March 31,		%
	2013	2012	Change
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 154,791	$ 124,226	25%
Fee income	14,768	15,920	-7%
Total revenues	169,559	140,146	21%
Operating expenses	103,672	95,725	8%
Income from operations	65,887	44,421	48%
Net interest expense	2,689	2,652	1%
Net income	38,517	25,189	53%
Net income attributable to Portfolio Recovery Associates, Inc.	38,600	25,462	52%

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 39,111	$ 28,068	39%
Finance receivables, net	1,167,747	945,242	24%
Goodwill and intangible assets, net	125,462	124,659	1%
Total assets	1,382,739	1,142,026	21%
Line of credit and long-term debt	371,159	265,936	40%
Total liabilities	621,413	502,531	24%
Total equity	750,990	620,712	21%

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 275,463	$ 217,996	26%
Principal amortization without allowance charges	118,498	93,276	27%
Principal amortization with allowance charges	120,671	93,770	29%
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	43.8%	43.0%	2%
Excluding fully amortized pools	45.2%	44.8%	1%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Balance at period-end	$ 95,296	$ 87,065	9%
Allowance charge	2,173	494	340%
Allowance charge to period-end net finance receivables	0.19%	0.05%	256%
Allowance charge to net finance receivable income	1.40%	0.40%	253%
Allowance charge to cash collections	0.79%	0.23%	248%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - core	$ 126,951	$ 52,104	144%
Face value - core	1,398,960	972,268	44%
Purchase price - bankruptcy	86,595	56,892	52%
Face value - bankruptcy	436,508	368,447	18%
Purchase price - UK	1,387	2,421	-43%
Face value - UK	18,570	115,351	-84%
Purchase price - total	214,933	111,417	93%
Face value - total	1,854,038	1,456,066	27%
Number of portfolios - total	91	91	0%

ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - core	$ 1,562,384	$ 1,236,712	26%
Estimated remaining collections - bankruptcy	924,519	796,161	16%
Estimated remaining collections - total	2,486,903	2,032,873	22%

SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$ 2.26	$ 1.47	54%
Weighted average number of shares outstanding - diluted	17,091	17,267	-1%
Shares repurchased	16	31	100%
Average price paid per share repurchased (including acquisitions costs)	$ 118.03	$ 68.02	100%
Closing market price	$ 126.92	$ 71.72	77%

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	21.1%	16.7%	26%
Return on revenue (2)	22.7%	18.0%	26%
Operating margin (3)	38.9%	31.7%	23%
Operating expense to cash receipts (4)	35.7%	40.9%	-13%
Debt to equity (5)	49.4%	42.8%	15%
Number of collectors	2,159	1,934	12%
Number of full-time equivalent employees	3,250	3,014	8%
Cash receipts (4)	$ 290,231	$ 233,916	24%
Line of credit - unused portion at period end	228,000	142,500	60%
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

FINANCIAL HIGHLIGHTS
	For the Quarter Ended
	March 31	December 31	September 30	June 30	March 31
	2013	2012	2012	2012	2012
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 154,791	$ 138,068	$ 135,754	$ 132,587	$ 124,226
Fee income	14,768	16,183	14,765	15,298	15,920
Total revenues	169,559	154,251	150,519	147,885	140,146
Operating expenses	103,672	94,262	93,461	93,289	95,725
Income from operations	65,887	59,989	57,058	54,596	44,421
Net interest expense	2,689	1,816	2,189	2,374	2,652
Net income	38,517	35,732	33,127	32,051	25,189
Net income attributable to Portfolio Recovery Associates, Inc.	38,600	35,802	33,314	32,015	25,462

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 39,111	$ 32,687	$ 31,488	$ 42,621	$ 28,068
Finance receivables, net	1,167,747	1,078,951	973,594	966,508	945,242
Goodwill and intangible assets, net	125,462	129,852	121,623	121,748	124,659
Total assets	1,382,739	1,288,956	1,169,698	1,173,738	1,142,026
Line of credit and long-term debt	371,159	327,542	250,675	292,850	265,936
Total liabilities	621,413	559,856	479,211	520,911	502,531
Total equity	750,990	708,427	670,489	633,446	620,712

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 275,463	$ 229,211	$ 229,053	$ 232,425	$ 217,996
Principal amortization without allowance charges	118,498	88,851	91,736	97,634	93,276
Principal amortization with allowance charges	120,671	91,142	93,299	99,838	93,770
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	43.8%	39.8%	40.7%	43.0%	43.0%
Excluding fully amortized pools	45.2%	40.9%	42.0%	44.4%	44.8%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Balance at period-end	$ 95,296	$ 93,123	$ 90,832	$ 89,269	$ 87,065
Allowance charge	2,173	2,291	1,563	2,204	494
Allowance charge to period-end net finance receivables	0.19%	0.21%	0.16%	0.23%	0.05%
Allowance charge to net finance receivable income	1.40%	1.66%	1.15%	1.66%	0.40%
Allowance charge to cash collections	0.79%	1.00%	0.68%	0.95%	0.23%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - core	$ 126,951	$ 85,476	$ 52,703	$ 69,512	$ 52,104
Face value - core	1,398,960	901,512	674,135	1,033,331	972,268
Purchase price - bankruptcy	86,595	111,001	41,277	53,460	56,892
Face value - bankruptcy	436,508	946,927	341,359	448,244	368,447
Purchase price - UK	1,387	2,631	8,981	2,087	2,421
Face value - UK	18,570	59,953	248,667	44,779	115,351
Purchase price - total	214,933	199,108	102,961	125,059	111,417
Face value - total	1,854,038	1,908,392	1,264,161	1,526,354	1,456,066
Number of portfolios - total	91	104	107	114	91

ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - core	$ 1,562,384	$ 1,410,053	$ 1,346,562	$ 1,315,809	$ 1,236,712
Estimated remaining collections - bankruptcy	924,519	905,136	791,018	802,353	796,161
Estimated remaining collections - total	2,486,903	2,315,189	2,137,580	2,118,162	2,032,873

SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$ 2.26	$ 2.10	$ 1.96	$ 1.87	$ 1.47
Weighted average number of shares outstanding - diluted	17,091	17,072	17,022	17,133	17,267
Shares repurchased	16	0	--	301	31
Average price paid per share repurchased (including acquisitions costs)	$ 118.03	$ 93.02	$ --	$ 68.62	$ 68.02
Closing market price	$ 126.92	$ 106.86	$ 104.43	$ 91.26	$ 71.72

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	21.09%	20.64%	20.29%	20.34%	16.70%
Return on revenue (2)	22.72%	23.16%	22.01%	21.67%	17.97%
Operating margin (3)	38.86%	38.89%	37.91%	36.92%	31.70%
Operating expense to cash receipts (4)	35.72%	38.41%	38.33%	37.66%	40.92%
Debt to equity (5)	49.42%	46.24%	37.39%	46.33%	42.84%
Number of collectors	2,159	2,153	1,992	1,952	1,934
Number of full-time equivalent employees	3,250	3,221	3,103	3,032	3,014
Cash receipts (4)	$ 290,231	$ 245,394	$ 243,818	$ 247,723	$ 233,916
Line of credit - unused portion at period end	228,000	273,000	214,450	166,450	142,500
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt
CONTACT:  Rick Goulart
          Vice President, Corporate Communications
          757-961-3525
          RickGoulart@PortfolioRecovery.com